UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2017

Commission File Number of depositor: 333-205943-01
Central Index Key Number of depositor: 0001551964

BARCLAYS DRYROCK FUNDING LLC
(Exact name of Depositor as specified in its charter)

ON BEHALF OF

Commission File Number of issuing entity: 333-205943
Central Index Key Number of issuing entity: 0001552111

BARCLAYS DRYROCK ISSUANCE TRUST
(Exact Name of Issuing Entity as Specified in Its Charter)
(Issuer of the Notes)

Commission File Number of sponsor: 333-205943-02
Central Index Key Number of sponsor: 0001551423

BARCLAYS BANK DELAWARE
(Exact Name of Sponsor as Specified in Its Charter)

Delaware	45-5441359
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)
100 S. West Street, Office 120, Wilmington, DE 19801 (302) 255-7073
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant’s Principal Executive Offices)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events

Barclays Dryrock Issuance Trust acquired $1,012,270,439 of receivables in additional accounts from the Depositor. The conveyance of such receivables was effected pursuant to Assignment No. 6 of Receivables in Additional Accounts, dated as of March 1, 2017 (“Assignment No. 6”), by and between Barclays Dryrock Funding LLC and Barclays Dryrock Issuance Trust, and accepted and acknowledged by U.S. Bank National Association. The Assignment No. 6 is attached hereto as Exhibit 99.1. The composition of receivables in additional accounts, as of March 2, 2017, by program is set forth below.

Composition of Receivables in Additional Accounts by Program

Program	Number of Accounts	% of Total Number of Accounts	Total Receivables	% of Total Receivables
American Airlines	78,696	23.68%	$ 303,866,784	30.02%
Upromise	25,253	7.60%	$ 102,138,315	10.09%
Non Co-Branded	29,780	8.96%	$ 100,781,836	9.96%
LL Bean	46,676	14.05%	$ 81,020,631	8.00%
Priceline.com	31,419	9.45%	$ 70,694,970	6.98%
BlackCard(1)	8,978	2.70%	$ 51,002,444	5.04%
Carnival Cruise Lines	19,039	5.73%	$ 50,660,122	5.00%
RCI	13,001	3.91%	$ 50,533,104	4.99%
Choice Hotels International	18,042	5.43%	$ 40,270,066	3.98%
Travel Rewards/Wyndham Hotels	12,862	3.87%	$ 40,202,246	3.97%
Republic Airways/Frontier Airlines	12,733	3.83%	$ 30,404,191	3.00%
Apple	16,199	4.87%	$ 30,174,981	2.98%
BlueGreen	8,611	2.59%	$ 30,156,411	2.98%
NFL Properties	8,113	2.44%	$ 20,218,394	2.00%
Miles & More/Lufthansa	2,916	0.88%	$ 10,145,941	1.00%
Total	332,318	100.00%	$ 1,012,270,439	100.00%

(1)	The BlackCard loyalty program was re-branded to Luxury Card loyalty program.

Item 9.01.	Exhibits

The following is filed as an Exhibit to this Report.

Exhibit 99.1 Assignment No. 6 of Receivables in Additional Accounts, dated as of March 1, 2017, by and between Barclays Dryrock Funding LLC and Barclays Dryrock Issuance Trust, and accepted and acknowledged by U.S. Bank National Association.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARCLAYS DRYROCK FUNDING LLC,
as depositor of Barclays Dryrock Issuance Trust

By:	/s/ Deepesh Jain
Name: Deepesh Jain Title: Vice President and Treasurer

March 7, 2017

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.1	Assignment No. 6 of Receivables in Additional Accounts, dated as of March 1, 2017, by and between Barclays Dryrock Funding LLC and Barclays Dryrock Issuance Trust, and accepted and acknowledged by U.S. Bank National Association